BLACKROCK FUNDSSM

BlackRock Commodity Strategies Fund

(the “Fund”)

Supplement dated May 1, 2017 to the Fund’s

Prospectus dated November 28, 2016

Effective May 1, 2017, the following changes are made to the Fund’s Prospectus:

The section entitled “Fund Overview—Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Rob Shimell	2011	Managing Director of BlackRock, Inc.
Alastair Bishop	2017	Director of BlackRock, Inc.
Skye Macpherson	2016	Director of BlackRock, Inc.
Hannah Gray, CFA	2016	Vice President of BlackRock, Inc.
Elliott Char, CFA	2017	Vice President of BlackRock, Inc.

The section entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Rob Shimell, Alastair Bishop, Skye Macpherson, Hannah Gray, CFA, and Elliott Char, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund—Portfolio Manager Information” for additional information about the portfolio management team.

The table in the section entitled “Management of the Fund—Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Rob Shimell	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2011	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2009 to 2014; Principal at Barclays Global Investors (“BGI”) from 2008 to 2009; Associate at BGI from 2004 to 2008.
Alastair Bishop	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2010.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Skye Macpherson	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Director of BlackRock, Inc. since 2015; Portfolio Manager of Colonial First State from 2009 to 2015.
Hannah Gray, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Vice President of BlackRock, Inc. since 2015; Associate at BlackRock, Inc. from 2012 to 2015; Analyst at BlackRock, Inc. from 2009 to 2012.
Elliott Char, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Vice President of BlackRock, Inc. since 2013; Risk Manager of Barclays Capital from 2007 to 2013.

Shareholders should retain this Supplement for future reference.

PRO-CS-0517SUP

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